VOTE BY TELEPHONE, FACSIMILE, ON THE INTERNET OR BY MAIL
                          VOTE THIS PROXY CARD TODAY!
  Your prompt response will save your Fund the expense of additional mailings. OPTION 1: TO VOTE BY PHONE, CALL TOLL-FREE 1-800-690-6903
  OPTION 2: FAX YOUR SIGNED AND DATED PROXY CARD TO 1-877-226-7171
  OPTION 3: TO VOTE ON THE INTERNET, LOG ON TO WWW.PROXYWEB.COM
  OPTION 4: RETURN THE SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE


                                     PROXY
                  WEISS, PECK & GREER INVESTMENTS MUTUAL FUNDS

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                                 APRIL 27, 2005

------------------
999 999 999 999 99  <---
------------------


       WPG CORE BOND FUND, A SERIES OF THE WEISS, PECK & GREER FUNDS TRUST


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WPG CORE BOND FUND, A SERIES OF THE WEISS, PECK & GREER FUNDS TRUST, THE WPG LARGE CAP GROWTH FUND AND THE WPG TUDOR FUND (THE "WPG FUNDS" AND EACH A "WPG FUND"). The undersigned hereby appoints Daniel S. Vandivort, William Kelly and Joseph Reardon, and each of them, proxies for the undersigned, will full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the WPG Fund, at the Joint Special Meetings that will be held on April 27, 2005 at 2:00 p.m., Eastern time, at the offices of Robeco USA, L.L.C., 909 Third Avenue, 31st floor, New York, New York 10022 and any adjournment thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS AND THE PROSPECTUS/PROXY STATEMENT DATED MARCH 16, 2005, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

               PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND
                RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                             Date
                                 ---------------------

                                            ------------------------------------
                                            |                                  |
                                            |                                  |
                                            ------------------------------------
                                            (Signatures    if    held    jointly
                                            (Titles(s),  if reuqired))  (SIGN IN
                                            THE BOX)


                                                 Please sign exactly as name(s)
                                            appears  above.  If shares are held
                                            in the name of joint  owners,  each
                                            should   sign.   Attorneys-in-fact,
                                            executors,          administrators,
                                            trustees,  guardians etc. should so
                                            indicate.   If   shareholder  is  a
                                            corporation or partnership,  please
                                            sign   in   full    corporate    or
                                            partnership,  please  sign  in full
                                            corporate  or  partnership  name by
                                            authorized person.

            VOTE BY TELEPHONE, FACSIMILE, ON THE INTERNET OR BY MAIL
                          VOTE THIS PROXY CARD TODAY!
  Your prompt response will save your Fund the expense of additional mailings. OPTION 1: TO VOTE BY PHONE, CALL TOLL-FREE 1-800-690-6903
  OPTION 2: FAX YOUR SIGNED AND DATED PROXY CARD TO 1-877-226-7171
  OPTION 3: TO VOTE ON THE INTERNET, LOG ON TO WWW.PROXYWEB.COM
  OPTION 4: RETURN THE SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE


                                     PROXY
                  WEISS, PECK & GREER INVESTMENTS MUTUAL FUNDS

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                                 APRIL 27, 2005

------------------
999 999 999 999 99  <---
------------------


   WPG LARGE CAP GROWTH FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WPG LARGE CAP GROWTH FUND (THE "WPG FUND"), WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL SET FORTH ON THE REVERSE SIDE. The undersigned hereby appoints Daniel S. Vandivort, William Kelly and Joseph Reardon, and each of them, proxies for the undersigned, will full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the WPG Fund, at the Joint Special Meetings that will be held on April 27, 2005 at 2:00 p.m., Eastern time, at the offices of Robeco USA, L.L.C., 909 Third Avenue, 31st floor, New York, New York 10022 and any adjournment thereof.


THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS AND THE PROSPECTUS/PROXY STATEMENT DATED MARCH 16, 2005, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.


               PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND
                RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                             Date
                                 ---------------------

                                            ------------------------------------
                                            |                                  |
                                            |                                  |
                                            ------------------------------------
                                            (Signatures    if    held    jointly
                                            (Titles(s),  if reuqired))  (SIGN IN
                                            THE BOX)


                                                 Please sign exactly as name(s)
                                            appears  above.  If shares are held
                                            in the name of joint  owners,  each
                                            should   sign.   Attorneys-in-fact,
                                            executors,          administrators,
                                            trustees,  guardians etc. should so
                                            indicate.   If   shareholder  is  a
                                            corporation or partnership,  please
                                            sign   in   full    corporate    or
                                            partnership,  please  sign  in full
                                            corporate  or  partnership  name by
                                            authorized person.

            VOTE BY TELEPHONE, FACSIMILE, ON THE INTERNET OR BY MAIL
                          VOTE THIS PROXY CARD TODAY!
  Your prompt response will save your Fund the expense of additional mailings. OPTION 1: TO VOTE BY PHONE, CALL TOLL-FREE 1-800-690-6903
  OPTION 2: FAX YOUR SIGNED AND DATED PROXY CARD TO 1-877-226-7171
  OPTION 3: TO VOTE ON THE INTERNET, LOG ON TO WWW.PROXYWEB.COM
  OPTION 4: RETURN THE SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE


                                     PROXY
                  WEISS, PECK & GREER INVESTMENTS MUTUAL FUNDS

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                                 APRIL 27, 2005

------------------
999 999 999 999 99  <---
------------------


         WPG TUDOR FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WPG TUDOR FUND (THE "WPG FUND"), WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL SET FORTH ON THE REVERSE SIDE. The undersigned hereby appoints Daniel
S. Vandivort, William Kelly and Joseph Reardon, and each of them, proxies for the undersigned, will full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the WPG Fund, at the Joint Special Meetings that will be held on April 27, 2005 at 2:00 p.m., Eastern time, at the offices of Robeco USA, L.L.C., 909 Third Avenue, 31st floor, New York, New York 10022 and any adjournment thereof.


THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS AND THE PROSPECTUS/PROXY STATEMENT DATED MARCH 16, 2005, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

               PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND
                RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                             Date
                                 ---------------------

                                            ------------------------------------
                                            |                                  |
                                            |                                  |
                                            ------------------------------------
                                            (Signatures    if    held    jointly
                                            (Titles(s),  if reuqired))  (SIGN IN
                                            THE BOX)


                                                 Please sign exactly as name(s)
                                            appears  above.  If shares are held
                                            in the name of joint  owners,  each
                                            should   sign.   Attorneys-in-fact,
                                            executors,          administrators,
                                            trustees,  guardians etc. should so
                                            indicate.   If   shareholder  is  a
                                            corporation or partnership,  please
                                            sign   in   full    corporate    or
                                            partnership,  please  sign  in full
                                            corporate  or  partnership  name by
                                            authorized person.

 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL [X] PLEASE DO NOT USE FINE POINT PENS.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MANY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Your vote is important, no matter how many shares you own. You can receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSAL BELOW. THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSALS SET FORTH BELOW.



Item 1.  To approve an Agreement        FOR            AGAINST          ABSTAIN
         and Plan of                     []              []                []
         Reorganization by and
         between your WPG Fund and
         The RBB Fund, Inc. (the
         "Acquiring Company") that
         provides for and
         contemplates (i) the
         transfer of all of the
         assets of your WPG Fund
         into a corresponding new
         portfolio (each, a
         "Robeco Investment Fund")
         of the Acquiring Company
         and the assumption of all
         liabilities of your WPG
         Fund by such Robeco
         Investment Fund, in
         exchange for shares of
         such portfolio of equal
         value; and (ii) the
         distribution of the
         corresponding portfolio's
         shares of the Robeco
         Investment Fund of equal
         value to the shareholders
         of the WPG Fund.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                                       15073_WPG